Exhibit 99.2

Quarterly Investor Supplement

December 31, 2019

This report should be read in conjunction with Voya Financial, Inc.'s Annual Report on Form 10-K for the Twelve Months Ended December 31, 2019. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 45

Explanatory Note on Non-GAAP Financial Information

On December 18, 2019, we entered into an agreement to dispose of substantially all of our Individual Life and other closed block non-retirement annuities businesses (the "Individual Life Transaction"). As a result, the assets and liabilities of the businesses to be sold have been classified as held for sale and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. Income (loss) from discontinued operations, net of tax includes a $1.1 billion write down of assets of businesses held for sale to fair value less costs to sell in the periods ended 12/31/2019. Revenues and net results of the business that will be divested via reinsurance at closing of the Individual Life Transaction (including insignificant number of Individual Life, Annuities and Closed Block Variable Annuities ("CBVA") policies that were not part of the Individual Life and 2018 Transactions) are reported in businesses exited or to be exited through reinsurance or divestment and are excluded from adjusted operating earnings. All prior periods have been revised to reflect these changes. Refer to Business Held for Sale and Discontinued Operations in Part II, Item 8. of our Annual Report on Form 10-K for further detail on discontinued operations.
On June 1, 2018, we closed a transaction that resulted in the disposition of substantially all of our CBVA and annuities businesses (the "2018 Transaction"). Income (loss) from discontinued operations, net of tax for the year ended December 31, 2019, includes a $82 million charge related to the purchase price true-up settlement.
On September 12, 2018, we issued 325,000 shares of 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $319 million. Dividend payments will be made semi-annually in arrears on the 15th day of March and September of each year, commencing on March 15, 2019. On June 11, 2019, we issued 300,000 shares of 5.35% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $293 million. Dividend payments will be made quarterly in arrears on the 15th of March, June, September and December of each year, commencing on September 15, 2019.
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited or to be exited through reinsurance or divestment that do not qualify as discontinued operations, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions); these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited or to be exited, and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•	Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

Voya Financial	Page 4 of 45

Explanatory Note on Non-GAAP Financial Information

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

•
Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other expenses associated with such activities. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.

Income (loss) related to businesses exited or to be exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions, and insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions) are excluded from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited or to be exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Stranded Costs
As a result of the 2018 Transaction and the Individual Life Transaction, the historical revenues and certain expenses of the sold businesses have been classified as discontinued operations. Historical revenues and certain expenses of the businesses that will be divested via reinsurance at closing of the Individual Life Transaction (including an insignificant amount of Individual Life and closed block non retirement annuities that are not part of the transaction) are reported within continuing operations, but are excluded from adjusted operating earnings as businesses exited or to be exited through reinsurance or divestment. Expenses classified within discontinued operations and businesses exited or to be exited through reinsurance include only direct operating expenses incurred by these businesses and then only to the extent that the nature of such expenses was such that we would cease to incur such expenses upon the close of the 2018 Transaction and the Individual Life Transaction. Certain other direct costs of these businesses, including those which relate to activities for which we have or will provide transitional services and for which we have or will be reimbursed under transition services agreements (“TSAs”) are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold or divested via reinsurance, are reported within continuing operations. These costs ("Stranded Costs") and the associated revenues from the TSAs are reported within continuing operations in Corporate, since we do not believe they are representative of the future run-rate of revenues and expenses of our continuing operations. The Stranded Costs related to the 2018 Transaction were removed in the fourth quarter of 2019 and we plan to address the Stranded Costs related to the Individual Life Transaction through a cost reduction strategy.
Normalized Adjusted Operating Earnings
Normalized adjusted operating earnings excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking;

•	The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis;

•
For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018; and

•
For periods ended on or prior to the closing of the Individual Life Transaction, stranded costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining stranded costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability.
Adjusted Operating Earnings per Common Share (Diluted) and Normalized Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) and Normalized adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Normalized Adjusted Operating Earning and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.

Voya Financial	Page 5 of 45

Explanatory Note on Non-GAAP Financial Information

Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from Corporate and closed block activities, which include our Retirement, Investment Management and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain Corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate and Normalized Adjusted Operating Effective Tax Rate
Beginning in 2018, the adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law, including the Tax Cuts and Jobs Act. For non-operating items, we apply a 21% tax rate beginning in 2018.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited or to be exited through reinsurance or divestment that do not qualify as discontinued operations, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity (including insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions); these revenues are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited or to be exited, and more closely aligns Operating revenues with how we manages our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges for annuity contracts.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Net commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 45

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Net income (loss) available to Voya Financial, Inc.'s common shareholders	(776)	106	226	64	121	(379)	875
Per common share (basic)	(5.76)	0.77	1.57	0.44	0.78	(2.69)	5.36
Per common share (diluted)	(5.45)	0.74	1.51	0.42	0.76	(2.58)	5.20
Adjusted operating earnings: (1)
Before income taxes	178	122	190	101	159	591	651
After income taxes	153	114	159	89	146	514	560
Effective tax rate	14.2%	7.5%	16.2%	12.0%	8.0%	13.0%	13.9%
Per common share (diluted)	1.07	0.79	1.06	0.59	0.92	3.50	3.33
Normalized adjusted operating earnings: (1)
Before income taxes	199	179	190	155	191	724	701
After income taxes	170	159	159	132	172	619	600
Effective tax rate	14.9%	11.7%	16.2%	15.2%	10.2%	14.5%	14.4%
Per common share (diluted)	1.19	1.10	1.06	0.87	1.09	4.22	3.56
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	8,796	9,939	9,452	8,746	7,894	8,796	7,894
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	5,465	6,442	6,585	6,780	7,287	5,465	7,287
Deferred Tax Asset ("DTA") (2)	1,823	1,829	1,952	1,985	1,925	1,823	1,925
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	3,642	4,613	4,633	4,795	5,362	3,642	5,362
Book value per common share (including AOCI)	66.49	73.73	67.37	59.13	52.28	66.49	52.28
Book value per common share (excluding AOCI) (1)	41.31	47.79	46.94	45.84	48.26	41.31	48.26
Debt to Capital:
Debt to Capital	24.4%	22.4%	23.8%	25.7%	27.6%	24.4%	27.6%
Adjusted Debt to Capital (1)	30.4%	27.4%	27.7%	28.0%	26.6%	30.4%	26.6%
Shares:
Weighted-average common shares outstanding
Basic	135	138	144	147	154	141	163
Diluted	142	144	150	151	158	147	168
Adjusted Diluted (1)	142	144	150	151	158	147	168
Ending shares outstanding	132	135	140	148	151	132	151
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	160	290	446	200	275	1,096	1,125
Dividends to common shareholders	21	20	2	1	1	44	6
Total cash returned to common shareholders	181	310	448	201	276	1,140	1,131

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) DTA primarily related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), net of $194 million tax valuation allowance for the period ended December 31, 2019 and $445 million for all prior periods presented. December 31st 2019 has been adjusted for the expected utilization of Federal NOLs related to the Individual Life Transaction.

Voya Financial	Page 7 of 45

Normalized Adjusted Operating Earnings by Segment

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Normalized adjusted operating earnings
Retirement	151	141	153	141	172	586	655
Investment Management	61	45	39	41	44	186	183
Employee Benefits	53	56	47	40	43	196	156
Corporate	(65)	(64)	(49)	(66)	(67)	(244)	(293)
Before income taxes	199	179	190	155	191	724	701
After income taxes	170	159	159	132	172	619	600
Effective tax rate	14.9%	11.7%	16.2%	15.2%	10.2%	14.5%	14.4%
Per common share (diluted)	1.19	1.10	1.06	0.87	1.09	4.22	3.56
Prepayment fees and alternative investment income above (below) long-term expectations (1)
Retirement	21	5	22	(16)	11	32	47
Investment Management	(2)	—	2	(7)	—	(7)	7
Employee Benefits	2	1	2	(2)	1	3	5
Before income taxes	21	6	26	(25)	12	28	59
After income taxes	17	5	21	(20)	9	22	47
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	0.12	0.03	0.14	(0.13)	0.06	0.15	0.28
DAC/VOBA and other intangibles unlocking and other adjustments (2)
Retirement	(10)	(29)	5	4	(13)	(30)	(1)
Investment Management (2)	—	—	—	—	—	—	15
Employee Benefits	—	—	—	—	(1)	—	(1)
Before income taxes	(10)	(29)	5	4	(14)	(30)	13
After income taxes	(8)	(23)	4	3	(11)	(24)	10
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	(0.06)	(0.16)	0.02	0.02	(0.07)	(0.16)	0.06
Individual Life transaction stranded costs(3)
Before income taxes	(33)	(34)	(31)	(34)	(31)	(132)	(122)
After income taxes	(26)	(27)	(25)	(27)	(24)	(104)	(97)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	(0.18)	(0.18)	(0.16)	(0.18)	(0.15)	(0.71)	(0.57)
Adjusted operating earnings
Retirement	162	117	180	129	170	588	701
Investment Management	59	46	41	34	44	180	205
Employee Benefits	55	57	49	38	43	199	160
Corporate	(98)	(98)	(80)	(100)	(98)	(376)	(415)
Before income taxes	178	122	190	101	159	591	651
After income taxes	153	114	159	89	146	514	560
Effective tax rate	14.2%	7.5%	16.2%	12.0%	8.0%	13.0%	13.9%
Per common share (diluted)	1.07	0.79	1.06	0.59	0.92	3.50	3.33

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.
(2) For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses which we sold in the 2018 Transaction.
(3) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment;  for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 8 of 45

Normalized Effective Tax Rate

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Normalized adjusted operating earnings
Before income taxes	199	179	190	155	191	724	701
Income taxes
Federal income taxes at 21% corporate rate	42	38	40	33	40	152	147
Tax adjustments (1)	(12)	(17)	(9)	(9)	(21)	(47)	(46)
Total taxes	30	21	31	24	19	105	101
Effective tax rate (2)	14.9%	11.7%	16.2%	15.2%	10.2%	14.5%	14.4%

Prepayment fees and alternative investment income above (below) long-term expectations (3)
Before income taxes	21	6	26	(25)	12	28	59
Income taxes
Federal income taxes at 21% corporate rate	4	1	5	(5)	3	6	12
Total taxes	4	1	5	(5)	3	6	12
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

DAC/VOBA and other intangibles unlocking and other adjustments (4)
Before income taxes	(10)	(29)	5	4	(14)	(30)	13
Income taxes
Federal income taxes at 21% corporate rate	(2)	(6)	1	1	(3)	(6)	3
Total taxes	(2)	(6)	1	1	(3)	(6)	3
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Individual Life transaction stranded costs (5)
Before income taxes	(33)	(34)	(31)	(34)	(31)	(132)	(122)
Income taxes
Federal income taxes at 21% corporate rate	(7)	(7)	(7)	(7)	(6)	(28)	(26)
Total taxes	(7)	(7)	(7)	(7)	(6)	(28)	(26)
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Adjusted operating earnings
Before income taxes	178	122	190	101	159	591	651
Income taxes
Federal income taxes at 21% corporate rate	37	26	40	21	33	124	137
Tax adjustments (1)	(12)	(17)	(9)	(9)	(21)	(47)	(46)
Total taxes	25	9	31	12	13	77	90
Effective tax rate (2)	14.2%	7.5%	16.2%	12.0%	8.0%	13.0%	13.9%

(1) Includes tax adjustments for the dividends received deduction (DRD) related to certain qualified dividends that are not subject to federal income taxes and tax credits, less certain expense items that are not deductible for federal income taxes such as preferred stock dividends, certain compensation expenses, etc.

(2) Normalized effective tax rate calculations are based on un-rounded numbers.
(3) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.
(4) For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses which we sold in the 2018 Transaction.
(5) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 9 of 45

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018

Revenues
Net investment income	735	687	711	659	659	2,792	2,669
Fee income	510	494	483	482	489	1,969	1,982
Premiums	556	565	577	575	531	2,273	2,132
Net realized capital gains (losses)	(159)	(20)	25	(12)	(41)	(166)	(355)
Other revenues	140	106	106	113	120	465	443
Income (loss) related to consolidated investment entities	28	43	67	5	93	143	292
Total revenues	1,810	1,875	1,969	1,822	1,851	7,476	7,163

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(862)	(1,003)	(951)	(934)	(877)	(3,750)	(3,526)
Operating expenses	(767)	(627)	(670)	(682)	(669)	(2,746)	(2,606)
Net amortization of DAC/VOBA	(63)	(36)	(43)	(57)	(85)	(199)	(233)
Interest expense	(41)	(51)	(42)	(42)	(79)	(176)	(221)
Operating expenses related to consolidated investment entities	(11)	(9)	(20)	(5)	(14)	(45)	(49)
Total benefits and expenses	(1,744)	(1,726)	(1,726)	(1,720)	(1,724)	(6,916)	(6,635)
Income (loss) from continuing operations before income taxes	66	149	243	102	127	560	528
Less:
Net investment gains (losses) and related charges and adjustments	(47)	14	45	13	(24)	25	(124)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	8	(12)	(6)	(4)	53	(14)	62
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	18	31	40	9	(7)	98	(40)
Income (loss) attributable to noncontrolling interests	6	19	26	(1)	57	50	145
Income (loss) on early extinguishment of debt	—	(12)	—	—	(37)	(12)	(40)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(63)	—	—	66	(47)	3	(47)
Dividend payments made to preferred shareholders	4	14	—	10	—	28	—
Other adjustments	(38)	(27)	(52)	(92)	(27)	(209)	(79)
Adjusted operating earnings before income taxes (1)	178	122	190	101	159	591	651

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 10 of 45

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	498	479	502	452	490	1,931	1,957
Fee income	396	392	379	360	375	1,527	1,548
Premiums	459	460	476	469	427	1,864	1,682
Other revenue	68	34	38	48	46	188	163
Adjusted operating revenues (1)	1,421	1,365	1,395	1,329	1,338	5,510	5,350

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(591)	(592)	(609)	(602)	(582)	(2,394)	(2,305)
Operating expenses	(564)	(535)	(525)	(547)	(514)	(2,171)	(2,082)
Net amortization of DAC/VOBA	(40)	(57)	(27)	(24)	(41)	(148)	(128)
Interest expense (2)	(48)	(59)	(44)	(55)	(42)	(206)	(184)
Adjusted operating benefits and expenses	(1,243)	(1,243)	(1,205)	(1,228)	(1,179)	(4,919)	(4,699)
Adjusted operating earnings before income taxes (1)	178	122	190	101	159	591	651

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	701	675	688	648	690	2,712	2,727
Investment Management	197	167	163	148	159	675	683
Employee Benefits	500	503	515	508	467	2,026	1,849
Corporate	23	20	29	25	22	97	91
Adjusted operating revenues (1)	1,421	1,365	1,395	1,329	1,338	5,510	5,350

Adjusted operating earnings
Retirement	162	117	180	129	170	588	701
Investment Management	59	46	41	34	44	180	205
Employee Benefits	55	57	49	38	43	199	160
Corporate	(98)	(98)	(80)	(100)	(98)	(376)	(415)
Adjusted operating earnings before income taxes (1)	178	122	190	101	159	591	651

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 11 of 45

Adjusted Operating Earnings by Segment

	Three Months Ended December 31, 2019
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	449	3	30	16	498
Fee income	224	156	16	—	396
Premiums	1	—	457	1	459
Other revenue	27	38	(3)	6	68
Adjusted operating revenues (1)	701	197	500	23	1,421

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(239)	—	(340)	(12)	(591)
Operating expenses	(263)	(138)	(102)	(61)	(564)
Net amortization of DAC/VOBA	(37)	—	(3)	—	(40)
Interest expense (2)	—	—	—	(48)	(48)
Adjusted operating benefits and expenses	(539)	(138)	(445)	(121)	(1,243)
Adjusted operating earnings before income taxes (1)	162	59	55	(98)	178

	Three Months Ended December 31, 2018
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	448	5	28	9	490
Fee income	207	152	16	—	375
Premiums	1	—	425	1	427
Other revenue	34	2	(2)	12	46
Adjusted operating revenues (1)	690	159	467	22	1,338

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(240)	—	(333)	(9)	(582)
Operating expenses	(241)	(115)	(89)	(69)	(514)
Net amortization of DAC/VOBA	(39)	—	(2)	—	(41)
Interest expense (2)	—	—	—	(42)	(42)
Adjusted operating benefits and expenses	(520)	(115)	(424)	(120)	(1,179)
Adjusted operating earnings before income taxes (1)	170	44	43	(98)	159

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 12 of 45

Adjusted Operating Earnings by Segment

	Twelve Months Ended December 31, 2019
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	1,750	13	114	54	1,931
Fee income	852	611	64	—	1,527
Premiums	5	—	1,856	3	1,864
Other revenue	105	51	(8)	40	188
Adjusted operating revenues (1)	2,712	675	2,026	97	5,510

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(946)	—	(1,406)	(42)	(2,394)
Operating expenses	(1,046)	(495)	(405)	(225)	(2,171)
Net amortization of DAC/VOBA	(132)	—	(16)	—	(148)
Interest expense (2)	—	—	—	(206)	(206)
Adjusted operating benefits and expenses	(2,124)	(495)	(1,827)	(473)	(4,919)
Adjusted operating earnings before income taxes (1)	588	180	199	(376)	591

	Twelve Months Ended December 31, 2018
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	1,758	29	114	56	1,957
Fee income	844	635	69	—	1,548
Premiums	7	—	1,672	3	1,682
Other revenue	118	19	(6)	32	163
Adjusted operating revenues (1)	2,727	683	1,849	91	5,350

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(956)	—	(1,317)	(32)	(2,305)
Operating expenses	(959)	(478)	(355)	(290)	(2,082)
Net amortization of DAC/VOBA	(111)	—	(17)	—	(128)
Interest expense (2)	—	—	—	(184)	(184)
Adjusted operating benefits and expenses	(2,026)	(478)	(1,689)	(506)	(4,699)
Adjusted operating earnings before income taxes (1)	701	205	160	(415)	651

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 13 of 45

Consolidated Balance Sheets

	Balances as of
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Assets
Total investments	53,687	54,159	52,957	51,997	50,615
Cash and cash equivalents	1,181	1,155	1,178	806	1,237
Assets held in separate accounts	81,670	78,714	78,475	76,223	69,931
Premium receivable and reinsurance recoverable	3,732	3,871	3,745	3,782	3,843
Short term investments under securities loan agreement and accrued investment income	1,900	2,114	2,118	2,138	1,822
Deferred policy acquisition costs, Value of business acquired	2,226	2,198	2,418	2,609	2,973
Current and deferred income taxes (1)	1,458	1,029	1,162	1,382	1,627
Other assets (2)	902	1,120	1,132	1,053	1,027
Assets related to consolidated investment entities	2,226	2,189	2,011	2,301	2,310
Assets held for sale	20,069	21,076	20,728	20,425	20,045
Total Assets	169,051	167,625	165,924	162,716	155,430
Liabilities
Future policy benefits and contract owner account balances	50,868	51,131	50,537	50,515	50,770
Liabilities related to separate accounts	81,670	78,714	78,476	76,223	69,931
Payables under securities loan agreements, including collateral held	1,373	1,499	1,480	1,540	1,366
Short-term debt	1	1	97	1	1
Long-term debt	3,042	3,041	3,041	3,136	3,136
Other liabilities (3)	2,243	2,360	2,278	2,067	2,090
Liabilities related to consolidated investment entities	1,126	1,212	994	1,200	1,228
Liabilities held for sale	18,498	18,401	18,222	18,164	17,903
Total Liabilities	158,821	156,359	155,125	152,846	146,425
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	2	3	3	3	3
Treasury stock	(460)	(5,955)	(5,663)	(5,203)	(4,981)
Additional paid-in capital	11,184	24,671	24,642	24,310	24,316
Retained earnings (deficit)	(4,649)	(11,665)	(11,785)	(12,011)	(11,732)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,077	7,054	7,197	7,099	7,606
Accumulated other comprehensive income	3,331	3,497	2,867	1,966	607
Total Voya Financial, Inc. Shareholders' Equity	9,408	10,551	10,064	9,065	8,213
Noncontrolling interest	822	715	735	805	792
Total Shareholders' Equity	10,230	11,266	10,799	9,870	9,005
Total Liabilities and Shareholders' Equity	169,051	167,625	165,924	162,716	155,430

(1) Current and deferred income taxes:
Deferred Tax Asset primarily related to Federal NOL's	2,017	2,274	2,397	2,431	2,370
Tax valuation allowance related to Federal NOL's	(194)	(445)	(445)	(446)	(445)
Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses	(789)	(833)	(666)	(426)	(156)
Other Net Deferred Tax Asset (Liability) related to DAC, reserves, and other temporary differences	424	33	(124)	(177)	(142)
Total Current and deferred income taxes	1,458	1,029	1,162	1,382	1,627
Gross Unrealized Gains (losses) reflected in AOCI	3,759	3,968	3,170	2,028	743
21% Tax Effect	(789)	(833)	(666)	(426)	(156)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 14 of 45

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Retirement
Balance as of Beginning-of-Period	632	834	1,029	1,271	1,251	1,271	882
Deferrals of commissions and expenses	18	5	18	17	19	58	73
Amortization	(22)	(41)	(26)	(33)	(23)	(122)	(81)
Unlocking (1)	(13)	(4)	18	25	(19)	26	(36)
Change in unrealized capital gains/losses	52	(162)	(205)	(251)	43	(566)	433
Balance as of End-of-Period	667	632	834	1,029	1,271	667	1,271
Deferred Sales Inducements as of End-of-Period (2)	29	29	31	32	34	29	34
Other (3)
Balance as of Beginning-of-Period	113	116	103	106	102	106	85
Deferrals of commissions and expenses	11	11	21	7	8	50	28
Amortization	(3)	(4)	(5)	(4)	(2)	(16)	(17)
Unlocking	—	—	—	—	—	—	—
Change in unrealized capital gains/losses	(3)	(10)	(3)	(6)	(2)	(22)	10
Balance as of End-of-Period	118	113	116	103	106	118	106
Total
Balance as of Beginning-of-Period	745	950	1,132	1,377	1,353	1,377	967
Deferrals of commissions and expenses	29	16	39	24	27	108	101
Amortization	(25)	(45)	(31)	(37)	(25)	(138)	(98)
Unlocking	(13)	(4)	18	25	(19)	26	(36)
Change in unrealized capital gains/losses	49	(172)	(208)	(257)	41	(588)	443
Balance as of End-of-Period, excluding businesses to be exited through reinsurance or divestment	785	745	950	1,132	1,377	785	1,377
Balance as of End-of-Period, businesses to be exited through reinsurance or divestment (4)	1,441	1,453	1,468	1,477	1,596	1,441	1,596
Balance as of End-of-Period, including businesses to be exited through reinsurance or divestment	2,226	2,198	2,418	2,609	2,973	2,226	2,973

(1) During 2019, our annual review of the assumptions didn't have an impact on the GMIR initiatives. During 2018, the result of our annual review of the assumptions related to the GMIR initiatives was $9 million unfavorable unlocking of DAC / VOBA.

(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits, Investment Management and Corporate.
(4) Represents amounts related to the Individual Life transaction.

Voya Financial	Page 15 of 45

Consolidated Capital Structure

	Balances as of
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Financial Debt
Senior bonds	1,941	1,941	2,037	2,035	2,035
Subordinated bonds	1,098	1,097	1,097	1,097	1,097
Other debt	4	4	4	5	5
Total Debt	3,043	3,042	3,138	3,137	3,137

Equity
Preferred equity (Excluding AOCI) (1)	612	612	612	319	319
Common equity (Excluding AOCI)	5,465	6,442	6,585	6,780	7,287
Total Equity (Excluding AOCI) (2)	6,077	7,054	7,197	7,099	7,606
Accumulated other comprehensive income (AOCI)	3,331	3,497	2,867	1,966	607
Total Voya Financial, Inc. Shareholders' Equity	9,408	10,551	10,064	9,065	8,213

Capital
Total Capitalization	12,451	13,593	13,202	12,202	11,350
Total Capitalization (Excluding AOCI) (2)	9,120	10,096	10,335	10,236	10,743

Debt to Capital
Debt to Capital	24.4%	22.4%	23.8%	25.7%	27.6%
Adjusted Debt to Capital (2) (3)	30.4%	27.4%	27.7%	28.0%	26.6%

(1) Includes Preferred stock par value and additional paid-in-capital.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(3) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 16 of 45

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of December 31, 2019
(in millions USD)	General Account	Separate Account (3)	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (4)	Total AUM + AUA

Retirement (1)	32,932	77,748	54,067	164,747	275,296	440,043
Investment Management	56,651	27,471	139,351	223,473	49,257	272,730
Employee Benefits	1,782	15	—	1,797	—	1,797
Eliminations/Other	(34,714)	(22,079)	(10,686)	(67,479)	(44,304)	(111,783)
Total AUM and AUA (2)	56,651	83,155	182,732	322,538	280,249	602,787

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes AUM balances related to Individual Life, Annuities and Variable Annuities businesses held for sale, for which a substantial portion of the assets will continue to be managed by the Investment Management segment.

(3) Includes separate account balances related to Individual Life, Annuities and Variable Annuities businesses held for sale, which are reported as Assets held for sale on the balance sheet.
(4) Starting Q1 2019, AUA includes Assets Under Advisement. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, General Account and Stable Value assets where only administrative or ancillary services are performed.

Retirement

Voya Financial	Page 18 of 45

Retirement Sources of Normalized Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of									Year-to-Date or As of
(in millions USD)	12/31/2019	9/30/2019		6/30/2019		3/31/2019		12/31/2018		12/31/2019	12/31/2018
Sources of operating earnings before income taxes:
Gross investment income (normalized)	391	396		393	—	398	—	400		1,578	1,578
Investment expenses	(20)	(19)		(18)		(19)		(17)		(76)	(71)
Credited interest	(234)	(234)		(231)		(229)		(233)		(928)	(925)
Net margin	137	143		144		150		150	150	574	582
Other investment income (normalized) (1)	46	45		40		48		48		179	180
Investment spread and other investment income (normalized)	183	188	198	184	191	198	198	198		753	762
Full service fee based revenue	140	137		133		124		127		534	528
Recordkeeping and Other fee based revenue	119	111		111		108		114		449	438
Total fee based margin	259	248		244		232		240		983	965
Net underwriting gain (loss) and other revenue	(2)	(3)		—		3		1		(2)	(2)
Administrative expenses	(206)	(212)		(194)		(215)		(190)		(827)	(748)
Net Commissions	(55)	(54)		(53)		(52)		(50)		(214)	(207)
DAC/VOBA and other intangibles amortization, excluding unlocking	(28)	(26)		(28)		(25)		(27)		(107)	(115)
Normalized adjusted operating earnings before income taxes	151	141	141	153	176	141	141	172		586	655
Prepayment fees and alternative investment income above (below) long-term expectations	21	5		22		(16)		11		32	47
DAC/VOBA and other intangibles unlocking (2)	(10)	(29)		5		4		(13)		(30)	(1)
Adjusted operating earnings before income taxes	162	117		180		129		170		588	701
Adjusted Return on Capital (3)	13.2%	13.2%		13.9%		13.6%		14.1%		13.2%	14.1%
Full Service Revenue (4)
Full Service Investment Spread and other investment income	194	182		194		170		197		740	761
Full Service Fee Based Revenue	140	137		133		124		127		534	528
Total Full Service Revenue	334	319		327		294		324		1,274	1,289

Client Assets
Spread Based	32,932	32,928		32,688		32,784		33,006		32,932	33,006
Fee Based	307,630	278,318		273,301		265,861		240,976		307,630	240,976
Retail Client Assets	63,108	60,221		60,089		58,244		53,515		63,108	53,515
Defined Contribution Investment-only Stable Value	36,373	36,343		35,678		34,967		34,078		36,373	34,078
Total Client Assets	440,043	407,810		401,756		391,856		361,575		440,043	361,575

(1) Includes investment income on assets backing surplus that has been allocated from Corporate and income from policy loans.
(2) During 2019, our annual review of the assumptions didn't have an impact on the GMIR initiatives. During 2018, the result of our annual review of the assumptions related to the GMIR initiatives was $9 million unfavorable unlocking of DAC / VOBA.

(3) Adjusted Return on Capital calculated using trailing twelve months.
(4) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 19 of 45

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Full service - Corporate markets
Client Assets, beginning of period	68,892	67,748	65,366	58,705	64,380	58,705	60,495
Transfers / Single deposits	1,310	1,338	828	1,352	1,679	4,828	4,658
Recurring deposits	1,596	1,653	1,639	1,850	1,372	6,738	5,996
Total Deposits	2,906	2,991	2,467	3,202	3,051	11,566	10,654
Surrenders, benefits, and product charges	(2,596)	(2,112)	(2,158)	(2,309)	(2,448)	(9,175)	(9,173)
Net Flows	310	879	309	893	602	2,391	1,481
Interest credited and investment performance	4,295	265	2,073	5,768	(6,278)	12,401	(3,271)
Client Assets, end of period - Corporate markets	73,497	68,892	67,748	65,366	58,705	73,497	58,705

Full service - Tax-exempt markets
Client Assets, beginning of period	66,636	65,978	64,610	60,514	64,261	60,514	62,070
Transfers / Single deposits	552	927	477	399	1,286	2,355	2,300
Recurring deposits	892	882	879	953	801	3,606	3,347
Total Deposits	1,444	1,809	1,356	1,352	2,087	5,961	5,647
Surrenders, benefits, and product charges	(1,488)	(1,416)	(1,684)	(1,660)	(1,373)	(6,248)	(5,538)
Net Flows	(43)	393	(328)	(309)	713	(287)	108
Interest credited and investment performance	3,231	265	1,696	4,405	(4,460)	9,597	(1,664)
Transfer between markets (5)	285	—	—	—	—	285	—
Client Assets, end of period - Tax-exempt markets	70,109	66,636	65,978	64,610	60,514	70,109	60,514

Full Service - Total
Client Assets, beginning of period	135,528	133,726	129,976	119,219	128,641	119,219	122,565
Transfers / Single deposits	1,862	2,265	1,305	1,751	2,965	7,183	6,958
Recurring deposits	2,488	2,535	2,518	2,803	2,173	10,344	9,343
Total Deposits	4,350	4,800	3,823	4,554	5,138	17,527	16,301
Surrenders, benefits, and product charges	(4,084)	(3,528)	(3,842)	(3,969)	(3,821)	(15,423)	(14,711)
Net Flows	267	1,272	(19)	584	1,315	2,104	1,589
Interest credited and investment performance	7,526	530	3,769	10,173	(10,738)	21,998	(4,935)
Transfer between markets (5)	285	—	—	—	—	285	—
Client Assets, end of period - Full Service Total	143,606	135,528	133,726	129,976	119,219	143,606	119,219

Full Service - Client Assets
Fee-based	112,477	104,422	102,883	99,083	88,139	112,477	88,139
Spread-based	31,129	31,106	30,842	30,893	31,080	31,129	31,080
Client Assets, end of period - Full Service Total	143,606	135,528	133,726	129,976	119,219	143,606	119,219

Voya Financial	Page 20 of 45

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Recordkeeping
Client Assets, beginning of period	173,896	170,417	166,778	152,837	211,149	152,837	220,191
Transfers / Single deposits	24,806	4,086	602	999	1,552	30,493	4,360
Recurring deposits	3,219	3,148	3,126	3,835	3,250	13,328	14,377
Total Deposits	28,025	7,234	3,728	4,834	4,802	43,821	18,737
Surrenders, benefits, and product charges	(15,737)	(4,476)	(3,968)	(5,165)	(41,969)	(29,346)	(76,309)
Net Flows	12,288	2,758	(240)	(331)	(37,167)	14,475	(57,572)
Interest credited and investment performance	9,255	721	3,879	14,272	(21,145)	28,127	(9,782)
Transfer between markets (5)	(285)	—	—	—	—	(285)	—
Client Assets, end of period - Recordkeeping	195,154	173,896	170,417	166,778	152,837	195,154	152,837

Total Defined Contribution (1)
Client Assets, beginning of period	309,424	304,143	296,754	272,056	339,789	272,056	342,756
Transfers / Single deposits	26,667	6,351	1,907	2,750	4,517	37,675	11,319
Recurring deposits	5,707	5,684	5,644	6,637	5,423	23,672	23,720
Total Deposits	32,374	12,035	7,551	9,387	9,940	61,347	35,038
Surrenders, benefits, and product charges	(19,821)	(8,005)	(7,810)	(9,134)	(45,790)	(44,770)	(91,022)
Net Flows	12,553	4,030	(259)	253	(35,850)	16,577	(55,984)
Interest credited and investment performance	16,781	1,251	7,648	24,445	(31,883)	50,125	(14,716)
Client Assets, end of period - Total Defined Contribution	338,758	309,424	304,143	296,754	272,056	338,758	272,056

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	36,343	35,679	34,967	34,078	34,573	34,078	35,000
Transfers / Single deposits	1,150	368	342	861	348	2,721	2,532
Recurring deposits	168	133	186	118	208	605	679
Total Deposits	1,318	501	528	979	556	3,326	3,211
Surrenders, benefits, and product charges	(1,314)	(620)	(658)	(765)	(1,111)	(3,357)	(4,185)
Net Flows	4	(119)	(130)	214	(555)	(31)	(975)
Interest credited and investment performance	27	783	842	675	60	2,327	53
Assets, end of period - Defined Contribution Investment-only SV	36,374	36,343	35,679	34,967	34,078	36,374	34,078

Retail Client Assets (3)	63,108	60,221	60,089	58,244	53,515	63,108	53,515

Other Assets (4)	1,802	1,822	1,846	1,891	1,926	1,802	1,926

Total Client Assets	440,043	407,810	401,756	391,856	361,575	440,043	361,575

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) Includes other guaranteed payout products.
(5) Transfer represents a plan moving from Recodkeeping to Full Service.

Investment Management

Voya Financial	Page 22 of 45

Investment Management Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018

Sources of operating earnings before income taxes:
Investment capital and other investment income (normalized)	6	5	5	5	5	21	22
Fee based margin (normalized)	193	162	156	150	154	661	639
Administrative expenses	(138)	(121)	(122)	(114)	(115)	(495)	(478)
Normalized adjusted operating earnings before income taxes	61	45	39	41	44	186	183
Prepayment fees and alternative investment income above (below) long-term expectations	(2)	—	2	(7)	—	(7)	7
Earnings related to businesses sold in transaction closed on June 1, 2018	—	—	—	—	—	—	15
Adjusted operating earnings before income taxes	59	46	41	34	44	180	205

Fee based margin
Investment advisory and administrative revenue	156	158	152	145	152	611	635
Other fee based margin	37	4	4	5	2	50	19
Earnings related to businesses sold in transaction closed on June 1, 2018	—	—	—	—	—	—	(15)
Fee based margin (normalized)	193	162	156	150	154	661	639

Voya Financial	Page 23 of 45

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Client Assets:
External Clients
Institutional	94,424	92,912	91,116	88,147	85,918	94,424	85,918
Retail	72,398	68,014	67,189	65,512	61,257	72,398	61,257
Subtotal External Clients	166,822	160,926	158,305	153,660	147,176	166,822	147,176
General Account	56,651	56,336	55,921	56,021	56,288	56,651	56,288
Total Client Assets (AUM)	223,473	217,262	214,226	209,681	203,464	223,473	203,464
Administration Only Assets (AUA)	49,257	50,031	50,098	49,929	47,004	49,257	47,004
Total AUM and AUA	272,730	267,293	264,324	259,610	250,468	272,730	250,468

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	65	67	65	62	65	259	256
Retail	58	58	55	52	54	223	229
Subtotal External Clients	124	125	119	113	120	481	486
General Account	28	28	29	28	28	113	132
Total Investment Advisory and Administrative Revenues (AUM)	152	153	148	141	148	594	618
Administration Only Fees	4	5	4	4	4	17	17
Total Investment Advisory and Administrative Revenues	156	158	152	145	152	611	635

Revenue Yield (bps) (1)
External Clients
Institutional	27.8	29.0	29.1	28.5	30.3	28.6	32.1
Retail	33.5	34.4	33.1	32.2	33.9	33.3	33.5
Revenue Yield on External Clients	30.3	31.3	30.8	30.1	31.9	30.6	32.7
General Account	20.2	20.3	20.3	19.9	19.9	20.2	19.7
Revenue Yield on Client Assets (AUM)	27.7	28.4	28.0	27.3	28.6	27.9	28.7
Revenue Yield on Administration Only Assets (AUA)	3.4	3.6	3.3	3.0	3.5	3.4	3.6
Total Revenue Yield on AUM and AUA (bps)	23.2	23.7	23.3	22.7	23.9	23.2	24.0

Revenue Yield on Client Assets (AUM) - trailing twelve months	27.9	28.1	28.2	28.6	28.7	27.9	28.7

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 45

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Institutional AUM:
Beginning of period AUM	92,912	91,116	88,147	85,918	85,258	85,918	72,468
Inflows	3,233	2,478	3,219	3,335	4,278	12,265	12,041
Outflows	(2,860)	(2,105)	(2,230)	(1,867)	(2,699)	(9,062)	(7,831)
Subtotal Investment Management Sourced Institutional Net Flows	373	373	989	1,468	1,579	3,203	4,208
Affiliate Sourced Institutional Inflows	610	426	545	1,269	587	2,850	2,226
Affiliate Sourced Institutional Outflows	(463)	(467)	(762)	(1,632)	(1,471)	(3,324)	(3,043)
Subtotal Affiliate Sourced Net Flows	147	(41)	(217)	(363)	(884)	(474)	(817)
Net flows- Institutional AUM	520	332	772	1,105	694	2,729	3,391
Net Money Market Flows	—	—	—	—	—	—	—
Change in Market Value	1,028	1,196	2,201	1,124	(360)	5,549	222
Other (Including Acquisitions / Divestitures) (1)	(36)	268	(4)	—	325	228	9,837
End of period AUM- Institutional	94,424	92,912	91,116	88,147	85,918	94,424	85,918
Organic Growth (Net Flows/Beginning of period AUM)	0.6%	0.4%	0.9%	1.3%	0.8%	3.2%	4.7%
Market Growth %	1.1%	1.3%	2.5%	1.3%	-0.4%	6.5%	0.3%
Retail AUM:
Beginning of period AUM	68,014	67,189	65,512	61,257	69,295	61,257	69,812
Inflows	2,204	2,153	1,717	1,924	1,777	7,998	6,408
Outflows	(1,665)	(1,189)	(1,874)	(2,004)	(2,142)	(6,732)	(6,100)
Sub-advised Retail Net Flows	(130)	(29)	(139)	(223)	(382)	(521)	(1,524)
Subtotal Investment Management Sourced Retail Net Flows (2)	409	935	(296)	(303)	(747)	745	(1,216)
Affiliate Sourced Retail Inflows	627	669	547	684	579	2,527	2,186
Affiliate Sourced Retail Outflows	(882)	(813)	(831)	(875)	(952)	(3,401)	(3,494)
Subtotal Affiliate Sourced Retail Net Flows (2)	(255)	(144)	(284)	(191)	(373)	(874)	(1,308)
Variable Annuity Net Flows	(839)	(621)	(616)	(550)	(578)	(2,626)	(2,519)
Inflows from Sub-advisor Replacements	1,690	219	897	—	—	2,806	76
Net flows- Retail AUM	1,005	389	(299)	(1,044)	(1,699)	51	(4,967)
Net Money Market Flows	—	16	(27)	(122)	158	(133)	45
Change in Market Value	3,490	691	2,100	5,690	(6,434)	11,971	(3,302)
Other (Including Acquisitions / Divestitures) (1)	(111)	(271)	(97)	(269)	(63)	(748)	(331)
End of period AUM- Retail	72,398	68,014	67,189	65,512	61,257	72,398	61,257
Retail Organic Growth excluding Variable Annuity Net Flows and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	0.2%	1.2%	-0.9%	-0.8%	-1.6%	-0.2%	-3.6%
Market Growth %	5.1%	1.0%	3.2%	9.3%	-9.3%	19.5%	-4.7%
Total Investment Management Sourced Net Flows (2)	783	1,307	693	1,165	830	3,948	2,991
Total Affiliate Sourced Net Flows (2)	(109)	(184)	(501)	(554)	(1,256)	(1,348)	(2,124)
Total Variable Annuity Net Flows (1)	(839)	(621)	(616)	(550)	(578)	(2,626)	(2,519)
Total Inflows from Sub-advisor Replacements (3)	1,690	219	897	—	—	2,806	76
Total Net Flows	1,525	721	473	61	(1,004)	2,780	(1,576)
Net Flows excluding Variable Annuity Net Flows and Sub-advisor Replacements	674	1,123	192	611	(426)	2,600	867
Total External Clients Organic Growth (Net Flows (excludes VA and Sub-advisor Replacement) / Beginning of period AUM) (2)	0.4%	0.7%	0.1%	0.4%	-0.3%	1.8%	0.6%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.
(3) Reflects net flows mainly associated with outside managed funds.

Voya Financial	Page 25 of 45

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Institutional
Equity	21,993	22,561	23,041	22,517	21,169
Fixed Income	72,431	70,351	68,075	65,630	64,061
Real Estate	—	—	—	—	—
Money Market	—	—	—	—	688
Total	94,424	92,912	91,116	88,147	85,918
Retail
Equity	44,567	41,149	41,621	40,591	37,107
Fixed Income	25,614	24,496	23,207	22,370	21,298
Real Estate	791	947	962	1,128	1,307
Money Market	1,426	1,422	1,399	1,424	1,545
Total	72,398	68,014	67,189	65,513	61,257
General Account
Equity	298	311	309	169	121
Fixed Income	55,126	54,962	54,417	54,917	55,108
Real Estate	—	—	—	—	—
Money Market	1,227	1,063	1,195	935	1,059
Total	56,651	56,336	55,921	56,021	56,288
Combined Asset Type
Equity	66,858	64,020	64,971	63,276	58,397
Fixed Income	153,171	149,810	145,699	142,918	140,468
Real Estate	791	947	962	1,128	1,307
Money Market	2,653	2,485	2,594	2,359	3,292
Total	223,473	217,262	214,226	209,681	203,464

Total Specialty Assets	69,827	68,330	67,631	67,260	66,423
% of Specialty Assets / Total AUM	31.2%	31.5%	31.6%	32.1%	32.6%

Total Retirement and Wealth Management Assets	103,535	100,840	99,754	98,480	94,440
% of Retirement and Wealth Management Assets / Total AUM	46.3%	46.4%	46.6%	47.0%	46.4%

Employee Benefits

Voya Financial	Page 27 of 45

Employee Benefits Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Sources of operating earnings before income taxes:
Gross investment income (normalized)	23	23	23	23	23	92	94
Investment expenses	(1)	—	(1)	(1)	(1)	(3)	(4)
Credited interest	(14)	(14)	(14)	(14)	(14)	(56)	(56)
Net margin	8	9	8	8	8	33	34
Other investment income (normalized)	5	6	5	6	5	22	18
Investment spread and other investment income (normalized)	13	15	13	14	13	55	52
Net underwriting gain (loss) and other revenue	145	147	140	132	120	564	468
Administrative expenses	(60)	(63)	(63)	(62)	(54)	(248)	(215)
Net commissions	(42)	(39)	(38)	(40)	(34)	(159)	(139)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3)	(4)	(5)	(4)	(2)	(16)	(10)
Normalized adjusted operating earnings before income taxes	53	56	47	40	43	196	156
Prepayment fees and alternative investment income above (below) long-term expectations	2	1	2	(2)	1	3	5
DAC/VOBA and other intangibles unlocking	—	—	—	—	(1)	—	(1)
Adjusted operating earnings before income taxes	55	57	49	38	43	199	160
Adjusted Return on Capital (1)	31.0%	29.8%	29.4%	28.0%	28.2%	31.0%	28.2%

Group life:
Premiums	132	133	131	130	125	526	497
Benefits	(95)	(101)	(97)	(104)	(98)	(397)	(395)
Other (2)	(4)	(2)	(2)	(2)	(2)	(10)	(8)
Total Group life	33	30	32	24	25	119	94
Group Life Loss Ratio (Interest adjusted)	72.2%	76.3%	74.4%	79.5%	78.7%	75.6%	79.5%
Group stop loss:
Premiums	250	250	255	254	236	1,009	927
Benefits	(193)	(196)	(205)	(196)	(183)	(790)	(733)
Other (2)	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Total Group stop loss	56	53	49	57	52	215	190
Stop loss Loss Ratio	77.2%	78.6%	80.6%	77.3%	77.5%	78.4%	79.1%
Voluntary Benefits, Disability, and Other	56	65	59	51	43	231	183

Net underwriting gain (loss) and other revenue
Premiums	481	482	489	484	441	1,936	1,744
Benefits	(331)	(331)	(346)	(349)	(318)	(1,357)	(1,264)
Other (2)	(5)	(3)	(3)	(3)	(3)	(14)	(13)
Total Net underwriting gain (loss) and other revenue	145	147	140	132	120	565	467
Total Aggregate Loss Ratio (1)	70.2%	71.0%	71.6%	72.3%	72.5%	70.2%	72.5%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using Trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 28 of 45

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018

Sales by Product Line:
Group life and Disability	9	7	13	104	15	133	99
Stop loss	12	25	9	236	25	282	255
Voluntary	8	6	31	69	10	114	94
Total sales by product line	29	38	53	409	50	529	448

Total gross premiums and deposits	511	515	532	521	473	2,079	1,872

Annualized In-force Premiums by Product Line:
Group life and Disability	710	715	715	720	659	710	659
Stop loss	1,038	1,037	1,045	1,053	969	1,038	969
Voluntary	390	392	392	390	311	390	311
Total annualized in-force premiums	2,138	2,144	2,152	2,163	1,939	2,138	1,939

Assets Under Management by Fund Group
General account	1,782	1,896	1,827	1,753	1,775	1,782	1,775
Separate account	15	15	15	14	13	15	13
Total AUM	1,797	1,911	1,842	1,767	1,788	1,797	1,788

Corporate

Voya Financial	Page 30 of 45

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018

Interest expense (excluding Preferred stock dividends)	(43)	(45)	(43)	(45)	(44)	(176)	(191)
Preferred stock dividends	(4)	(14)	—	(10)	—	(28)	—
Amortization of intangibles	(9)	(9)	(8)	(9)	(9)	(35)	(36)
Other	(9)	4	2	(2)	(14)	(5)	(66)
Normalized adjusted operating earnings before income taxes	(65)	(64)	(49)	(66)	(67)	(244)	(293)
Individual Life transaction stranded costs (1)	(33)	(34)	(31)	(34)	(31)	(132)	(122)
Adjusted operating earnings before income taxes	(98)	(98)	(80)	(100)	(98)	(376)	(415)

(1) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment;  for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Investment Information

Voya Financial	Page 32 of 45

Portfolio Composition

	Balances as of
(in millions USD)	12/31/2019		9/30/2019		6/30/2019		3/31/2019		12/31/2018
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	39,663	74.0%	39,718	73.4%	38,761	73.2%	37,962	73.0%	36,897	72.9%
Fixed maturities, at fair value using the fair value option	2,707	5.0%	2,676	4.9%	2,535	4.8%	2,357	4.5%	2,233	4.4%
Equity securities, available for sale, at fair value	196	0.4%	335	0.6%	331	0.6%	320	0.7%	247	0.5%
Short-term investments	68	0.1%	122	0.2%	147	0.3%	134	0.4%	126	0.3%
Mortgage loans on real estate	6,878	12.8%	6,927	12.8%	7,033	13.3%	7,126	13.7%	7,281	14.4%
Policy loans	776	1.4%	788	1.5%	794	1.6%	822	1.5%	814	1.7%
Limited partnerships/corporations, before consolidation	1,625	N/M	1,554	N/M	1,455	N/M	1,344	N/M	1,335	N/M
CLO/VOEs Adjustments (1)	(335)	N/M	(312)	N/M	(340)	N/M	(359)	N/M	(353)	N/M
Limited partnerships/corporations, after consolidation	1,290	2.4%	1,242	2.3%	1,115	2.1%	985	1.9%	982	1.9%
Derivatives	316	0.6%	439	0.8%	307	0.6%	183	0.4%	194	0.4%
Other investments	385	0.7%	383	0.7%	384	0.6%	379	0.7%	379	0.7%
Securities pledged to creditors	1,408	2.6%	1,529	2.8%	1,550	2.9%	1,729	3.2%	1,462	2.8%
Total investments, after consolidation	53,687	100.0%	54,159	100.0%	52,957	100.0%	51,997	100.0%	50,615	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	1,477	3.4%	1,538	3.5%	1,345	3.2%	1,405	3.3%	1,497	3.7%
U.S. Corporate - Public	14,938	34.0%	15,157	34.5%	14,952	34.9%	14,939	35.5%	14,876	36.7%
U.S. Corporate - Private	6,035	13.8%	6,000	13.6%	5,864	13.7%	5,797	13.8%	5,491	13.5%
Foreign Government / Agency	693	1.6%	699	1.6%	711	1.7%	685	1.6%	665	1.6%
Foreign Corporate - Public	3,648	8.4%	3,662	8.3%	3,677	8.6%	3,639	8.7%	3,470	8.5%
Foreign Corporate - Private	4,831	11.0%	4,768	10.9%	4,768	11.1%	4,808	11.4%	4,640	11.4%
State, municipalities and political subdivisions	1,323	3.0%	1,362	3.1%	1,318	3.1%	1,293	3.1%	1,250	3.1%
CMO-B	3,433	7.7%	3,496	8.0%	3,391	7.9%	3,016	7.2%	2,917	7.2%
Agency	643	1.5%	707	1.6%	703	1.6%	705	1.7%	660	1.6%
Non-Agency (3)	1,164	2.7%	1,105	2.5%	962	2.2%	893	2.1%	757	1.9%
Total Residential mortgage-backed securities	5,240	11.9%	5,308	12.1%	5,056	11.7%	4,614	11.0%	4,334	10.7%
Commercial mortgage-backed securities	3,574	8.2%	3,379	7.7%	3,226	7.5%	3,081	7.3%	2,763	6.8%
Other asset-backed securities (3)	2,019	4.7%	2,050	4.7%	1,929	4.5%	1,787	4.3%	1,606	4.0%
Total fixed maturities, including securities pledged (4)	43,778	100.0%	43,923	100.0%	42,846	100.0%	42,048	100.0%	40,592	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,120	2.6%	945	2.2%	1,108	2.6%	1,115	2.7%	921	2.3%
Due after one year through five years	5,638	12.9%	5,975	13.6%	5,947	13.9%	6,178	14.7%	6,660	16.4%
Due after five years through ten years	8,667	19.8%	8,434	19.2%	8,842	20.6%	8,753	20.8%	8,695	21.4%
Due after ten years	17,520	40.0%	17,845	40.6%	18,352	42.9%	17,997	42.8%	16,954	41.8%
CMO-B	3,433	7.7%	3,495	8.0%	3,391	7.9%	3,016	7.2%	2,917	7.2%
Mortgage-backed securities	5,381	12.4%	5,191	11.8%	4,891	11.4%	4,679	11.1%	4,180	10.3%
Other asset-backed securities (3)	2,019	4.6%	2,038	4.6%	315	0.7%	310	0.7%	265	0.6%
Total fixed maturities, including securities pledged (4)	43,778	100.0%	43,923	100.0%	42,846	100.0%	42,048	100.0%	40,592	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	23,779	54.2%	24,267	55.2%	23,603	55.1%	23,158	55.1%	22,129	54.5%
2	18,149	41.5%	17,795	40.5%	17,402	40.6%	17,008	40.4%	16,411	40.4%
3	1,324	3.0%	1,373	3.1%	1,311	3.1%	1,381	3.3%	1,458	3.6%
4	378	0.9%	345	0.8%	350	0.8%	321	0.7%	418	1.0%
5	121	0.3%	113	0.3%	148	0.3%	107	0.3%	110	0.3%
6	27	0.1%	30	0.1%	32	0.1%	73	0.2%	66	0.2%
Total fixed maturities, including securities pledged (4) (5)	43,778	100.0%	43,923	100.0%	42,846	100.0%	42,048	100.0%	40,592	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	7,425	17.0%	7,681	17.5%	7,385	17.2%	7,271	17.3%	6,985	17.2%
AA	3,199	7.3%	3,131	7.1%	2,964	7.0%	2,864	6.8%	2,765	6.8%
A	11,803	27.0%	11,896	27.1%	11,754	27.4%	11,802	28.1%	11,060	27.3%
BBB	18,763	42.8%	18,672	42.5%	18,138	42.3%	17,428	41.4%	16,883	41.6%
BB	1,780	4.1%	1,684	3.8%	1,702	4.0%	1,798	4.3%	1,919	4.7%
B and below	808	1.8%	859	2.0%	903	2.1%	885	2.1%	980	2.4%
Total fixed maturities, including securities pledged (5)	43,778	100.0%	43,923	100.0%	42,846	100.0%	42,048	100.0%	40,592	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.
(5) ARO ratings do not directly translate into NAIC ratings.

Voya Financial	Page 33 of 45

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	12/31/2019		9/30/2019		6/30/2019		3/31/2019		12/31/2018		12/31/2019		12/31/2018

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	463	4.94%	466	5.02%	473	5.06%	473	5.01%	480	5.14%	1,875	5.10%	1,876	5.05%
Equity securities	3	7.15%	2	5.58%	2	5.64%	1	4.21%	2	7.36%	8	4.52%	11	6.09%
Mortgage loans	72	4.30%	73	4.31%	74	4.33%	75	4.34%	79	4.40%	294	4.35%	316	4.37%
Limited partnerships	51	13.58%	42	11.67%	60	18.38%	(1)	(0.21)%	42	13.44%	152	10.59%	188	15.96%
Policy loans	9	4.82%	7	3.62%	10	4.84%	11	5.27%	10	5.06%	37	4.99%	44	5.50%
Short-term investments	3	0.85%	5	1.05%	4	0.71%	4	0.74%	4	0.75%	16	0.76%	19	0.94%
Derivatives (2)	2	N/A	1	N/A	(1)	N/A	4	N/A	10	N/A	6	N/A	40	N/A
Prepayment fee income	29	0.24%	9	0.07%	16	0.13%	9	0.07%	13	0.10%	63	0.09%	42	0.08%
Other assets	6	N/A	4	N/A	13	N/A	9	N/A	12	N/A	32	N/A	40	N/A
Gross investment income before expenses and fees	638	5.27%	609	5.01%	651	5.32%	585	4.73%	652	5.32%	2,483	5.12%	2,576	5.26%
Expenses and fees	(33)	-0.28%	(28)	-0.23%	(26)	-0.22%	(26)	-0.22%	(28)	-0.24%	(113)	-0.21%	(114)	-0.23%
Total investment income and annualized yield	605	4.99%	581	4.78%	625	5.10%	559	4.51%	624	5.08%	2,370	4.91%	2,462	5.03%
Trading gains/losses (1)
Fixed maturities	2		18		12		4		(23)		36		(41)
Equity securities	1		(2)		(2)		(2)		3		(5)		1
Mortgage loans	—		—		1		—		—		1		8
Other investments	3		1		—		1		5		5		7
Total trading gains/losses	6		17		11		3		(15)		37		(25)
Impairments (1)
Fixed maturities	(28)		1		(3)		(31)		(8)		(61)		(29)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	(2)		—		—		(2)		—		(4)		—
Other investments	—		—		—		—		—		—		—
Total impairments	(30)		1		(3)		(33)		(8)		(65)		(29)
Fair value adjustments (3)	(84)		53		135		93		90		197		(60)
Derivatives, including change in fair value of derivatives related to guaranteed benefits	37		(51)		(99)		(69)		(58)		(182)		15
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	(71)		20		44		(6)		9		(13)		(99)
Businesses exited through reinsurance (4)	9		44		50		55		(5)		158		(30)
Consolidation/eliminations (5)	33		22		17		39		(10)		111		(19)
Total investment income and realized capital gains (losses)	576		667		736		647		618		2,626		2,314

(1) Investment results related to businesses exited through reinsurance or divestment are excluded. Investment results related to businesses to be exited through reinsurance or divestment are included.

(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 34 of 45

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Retirement
Average alternative investments	834	773	722	705	643	758	595
Alternative investment income	27	25	33	(1)	23	84	99
Investment Management
Average alternative investments	229	226	228	208	204	223	232
Alternative investment income	3	5	7	(2)	4	13	28
Employee Benefits
Average alternative investments	92	86	84	81	63	86	57
Alternative investment income	3	3	4	—	2	10	10

The table above excludes alternative investments and income that are a component of Income (loss) from discontinued operations, net of tax and alternative investments and income in Corporate.

Reconciliations

Voya Financial	Page 36 of 45

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018

Revenues
Net investment income	735	687	711	659	659	2,792	2,669
Fee income	510	494	483	482	489	1,969	1,982
Premiums	556	565	577	575	531	2,273	2,132
Net realized capital gains (losses)	(159)	(20)	25	(12)	(41)	(166)	(355)
Other revenues	140	106	106	113	120	465	443
Income (loss) related to consolidated investment entities	28	43	67	5	93	143	292
Total revenues	1,810	1,875	1,969	1,822	1,851	7,476	7,163

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(862)	(1,003)	(951)	(934)	(877)	(3,750)	(3,526)
Operating expenses	(767)	(627)	(670)	(682)	(669)	(2,746)	(2,606)
Net amortization of DAC/VOBA	(63)	(36)	(43)	(57)	(85)	(199)	(233)
Interest expense	(41)	(51)	(42)	(42)	(79)	(176)	(221)
Operating expenses related to consolidated investment entities	(11)	(9)	(20)	(5)	(14)	(45)	(49)
Total benefits and expenses	(1,744)	(1,726)	(1,726)	(1,720)	(1,724)	(6,916)	(6,635)
Income (loss) from continuing operations before income taxes	66	149	243	102	127	560	528
Less:
Net investment gains (losses) and related charges and adjustments	(47)	14	45	13	(24)	25	(124)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	8	(12)	(6)	(4)	53	(14)	62
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	18	31	40	9	(7)	98	(40)
Income (loss) attributable to noncontrolling interests	6	19	26	(1)	57	50	145
Income (loss) on early extinguishment of debt	—	(12)	—	—	(37)	(12)	(40)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(63)	—	—	66	(47)	3	(47)
Dividend payments made to preferred shareholders	4	14	—	10	—	28	—
Other adjustments	(38)	(27)	(52)	(92)	(27)	(209)	(79)
Adjusted operating earnings before income taxes	178	122	190	101	159	591	651

Voya Financial	Page 37 of 45

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018

Total revenues	1,810	1,875	1,969	1,822	1,851	7,476	7,163

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	(53)	16	42	13	(28)	18	(148)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	8	(12)	(5)	(4)	53	(13)	63
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	315	401	417	398	365	1,531	1,446
Revenues (loss) attributable to noncontrolling interests	21	34	50	4	70	109	214
Other adjustments (1)	98	71	70	82	53	321	238
Total adjusted operating revenues	1,421	1,365	1,395	1,329	1,338	5,510	5,350

Adjusted operating revenues by segment
Retirement	701	675	688	648	690	2,712	2,727
Investment Management	197	167	163	148	159	675	683
Employee Benefits	500	503	515	508	467	2,026	1,849
Corporate	23	20	29	25	22	97	91
Total adjusted operating revenues	1,421	1,365	1,395	1,329	1,338	5,510	5,350

(1) Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial	Page 38 of 45

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Retirement
Adjusted operating earnings before income taxes	588	596	732	721	701
Less:
DAC/VOBA and other intangibles unlocking	(30)	(33)	46	44	(1)
Adjusted Operating Earnings - excluding Unlocking before interest	618	629	686	677	702
Income tax expense	71	81	104	106	116
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	547	549	582	571	586

Adjusted Operating effective tax rate, excluding Unlocking (2)	12.5%	7.8%	14.0%	11.1%	16.7%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	11.5%	12.8%	15.1%	15.7%	16.5%
Average Capital	4,130	4,170	4,186	4,180	4,156
Ending Capital	4,119	4,065	4,123	4,126	4,289
Adjusted Return on Capital	13.2%	13.2%	13.9%	13.6%	14.1%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	180	165	167	178	205
Income tax expense	38	35	35	37	43
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	142	130	132	141	162

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	307	303	302	304	305
Ending Capital	316	310	306	301	300
Adjusted Return on Capital	46.2%	42.9%	43.9%	46.4%	53.3%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment.

Voya Financial	Page 39 of 45

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Employee Benefits
Adjusted operating earnings before income taxes	199	187	180	166	160
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	—	(1)
Adjusted Operating Earnings - excluding Unlocking before interest	199	187	180	166	161
Income tax expense	42	39	38	35	34
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	157	148	142	131	127

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	507	495	482	468	449
Ending Capital	519	517	509	507	470
Adjusted Return on Capital	31.0%	29.8%	29.4%	28.0%	28.2%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment.

Voya Financial	Page 40 of 45

Prepayments and Alternative Income Above (Below) Long-Term Expectations (2)

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018

Prepayments Above (Below) Long-term Expectations (1)
Retirement	12	(1)	6	—	2	17	1
Investment Management	—	—	—	—	—	—	—
Employee Benefits	1	—	—	—	—	1	—
Total	13	(1)	6	—	2	18	1

Alternatives Above (Below) Long-term Expectations (1)
Retirement	9	6	16	(16)	9	15	46
Investment Management	(2)	—	2	(7)	—	(7)	7
Employee Benefits	1	1	2	(2)	1	2	5
Total	8	7	20	(25)	10	10	58

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)
Retirement	21	5	22	(16)	11	32	47
Investment Management	(2)	—	2	(7)	—	(7)	7
Employee Benefits	2	1	2	(2)	1	3	5
Total	21	6	26	(25)	12	28	59

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in Corporate.

(2) Corporate impacts are immaterial.

Voya Financial	Page 41 of 45

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	12/31/2019			9/30/2019			6/30/2019			3/31/2019			12/31/2018
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$(776)	$(5.45)		$106	$0.74		$226	$1.51		$64	$0.42		$121	$0.76
Plus: Net income (loss) attributable to noncontrolling interest		6	0.04		19	0.13		26	0.17		(1)	(0.01)		57	0.36
Less: Preferred stock dividends		(4)	(0.03)		(14)	(0.10)		—	—		(10)	(0.07)		—	—
Less: Income (loss) from discontinued operations		(1,084)	(7.62)		(4)	(0.03)		42	0.28		(20)	(0.13)		29	0.18
Income (loss) from continuing operations	66	318	2.23	149	144	1.00	243	210	1.40	102	93	0.62	127	149	0.94
Less:
Net investment gains (losses) and related charges and adjustments	(47)	(37)	(0.26)	14	11	0.08	45	36	0.24	13	10	0.07	(24)	(19)	(0.12)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	8	6	0.05	(12)	(9)	(0.06)	(6)	(5)	(0.03)	(4)	(3)	(0.02)	53	42	0.26
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	18	14	0.10	31	24	0.17	40	31	0.21	9	7	0.05	(7)	(6)	(0.04)
Net income (loss) attributable to noncontrolling interest	6	6	0.04	19	19	0.13	26	26	0.17	(1)	(1)	(0.01)	57	57	0.36
Income (loss) on early extinguishment of debt	—	—	—	(12)	(9)	(0.07)	—	—	—	—	—	—	(37)	(29)	(0.18)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(63)	(50)	(0.35)	—	—	—	—	—	—	66	52	0.34	(47)	(37)	(0.24)
Dividend payments made to preferred shareholders	4	4	0.03	14	14	0.10	—	—	—	10	10	0.07	—	—	—
Other adjustments	(38)	222	1.56	(27)	(19)	(0.14)	(52)	(38)	(0.26)	(92)	(71)	(0.47)	(27)	(5)	(0.03)
Adjusted operating earnings	178	153	1.07	122	114	0.79	190	159	1.06	101	89	0.59	159	146	0.92
Less:
DAC, VOBA and other intangibles unlocking	(10)	(8)	(0.06)	(29)	(23)	(0.16)	5	4	0.02	4	3	0.02	(14)	(11)	(0.07)
Prepayment fees and alternative investment income above (below) long-term expectations	21	17	0.12	6	5	0.03	26	21	0.14	(25)	(20)	(0.13)	12	9	0.06
Individual Life transaction stranded costs	(33)	(26)	(0.18)	(34)	(27)	(0.18)	(31)	(25)	(0.16)	(34)	(27)	(0.18)	(31)	(24)	(0.15)
Investment Management earnings related to annuities business sold on 6/1/2018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Normalized adjusted operating earnings	199	170	1.19	179	159	1.10	190	159	1.06	155	132	0.87	191	172	1.09

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 42 of 45

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Twelve months ended
(in millions except per share in whole dollars)	12/31/2019			12/31/2018
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$(379)	$(2.58)		$875	$5.20
Plus: Net income (loss) attributable to noncontrolling interest		50	0.34		145	0.86
Less: Preferred stock dividends		(28)	(0.19)		—	—
Less: Income (loss) from discontinued operations		(1,066)	(7.26)		529	3.14
Income (loss) from continuing operations	560	765	5.21	528	491	2.92
Less:
Net investment gains (losses) and related charges and adjustments	25	20	0.14	(124)	(98)	(0.58)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(14)	(11)	(0.07)	62	49	0.29
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	98	78	0.53	(40)	(32)	(0.19)
Net income (loss) attributable to noncontrolling interest	50	50	0.34	145	145	0.86
Income (loss) on early extinguishment of debt	(12)	(10)	(0.07)	(40)	(31)	(0.19)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	3	2	0.02	(47)	(37)	(0.22)
Dividend payments made to preferred shareholders	28	28	0.19	—	—	—
Other adjustments	(209)	94	0.64	(79)	(65)	(0.39)
Adjusted operating earnings	591	514	3.50	651	560	3.33
Less:
DAC, VOBA and other intangibles unlocking	(30)	(24)	(0.16)	(2)	(2)	(0.01)
Prepayment fees and alternative investment income above (below) long-term expectations	28	22	0.15	59	47	0.28
Individual Life transaction stranded costs	(132)	(104)	(0.71)	(122)	(97)	(0.57)
Investment Management earnings related to annuities business sold on 6/1/2018	—	—	—	15	12	0.07
Normalized adjusted operating earnings	724	619	4.22	701	600	3.56

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 43 of 45

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Book value per common share, including AOCI	66.49	73.73	67.37	59.13	52.28	66.49	52.28
Per share impact of AOCI	(25.18)	(25.94)	(20.43)	(13.29)	(4.02)	(25.18)	(4.02)
Book value per common share, excluding AOCI	41.31	47.79	46.94	45.84	48.26	41.31	48.26

Debt to capital	24.4%	22.4%	23.8%	25.7%	27.6%	24.4%	27.6%
Capital impact of AOCI	9.0%	7.7%	6.6%	4.9%	1.6%	9.0%	1.6%
Impact of 25% equity treatment afforded to subordinate debt	-3.0%	-2.7%	-2.7%	-2.6%	-2.6%	-3.0%	-2.6%
Adjusted Debt to capital	30.4%	27.4%	27.7%	28.0%	26.6%	30.4%	26.6%

Reconciliation of shares used in Normalized adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Diluted	142.4	144.3	149.9	151.3	157.9	147.0	168.2
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (1)	142.4	144.3	149.9	151.3	157.9	147.0	168.2

(1) For periods in which there is Loss from continuing operations, Normalized adjusted operating earnings per common share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating earnings per common share calculation.

Voya Financial	Page 44 of 45

Reconciliation of Investment Management Normalized Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2019	9/30/2019	12/31/2018	12/31/2019	9/30/2019	12/31/2018

Adjusted operating revenues	197	167	159	675	637	683
Adjusted operating expenses	(138)	(121)	(115)	(495)	(472)	(478)
Adjusted operating earnings before income taxes	59	46	44	180	165	205
Adjusted operating margin	29.9%	27.4%	27.7%	26.6%	25.9%	30.1%

Adjusted operating revenues	197	167	159	675	637	683
Less:
Investment Capital Results	3	5	5	13	15	29
Adjusted operating revenues excluding Investment Capital	194	162	154	662	622	654
Adjusted operating expenses	(138)	(121)	(115)	(495)	(472)	(478)
Adjusted operating earnings excluding Investment Capital	56	41	39	167	150	176
Adjusted operating margin excluding Investment Capital	28.8%	25.0%	25.5%	25.1%	24.1%	27.1%

Adjusted operating revenues	197	167	159	675	637	683
Less:
Investment Capital Results above (below) long-term expectations	(2)	—	—	(7)	(5)	7
Adjusted operating revenue related to annuities businesses sold on June 1, 2018	—	—	—	—	—	15
Normalized adjusted operating revenues	199	167	159	682	642	661
Adjusted operating expenses	(138)	(121)	(115)	(495)	(472)	(478)
Normalized adjusted operating earnings	61	45	44	186	170	183
Normalized adjusted operating margin	30.7%	27.3%	27.7%	27.4%	26.4%	27.8%

Voya Financial	Page 45 of 45

Reconciliation of Previously Reported Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended or As of				Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2018
As previously reported:
Adjusted operating earnings, before income taxes	125	278	194	238	802
Adjusted operating earnings, after income taxes	115	229	163	209	680
Effective tax rate	7.8%	17.7%	16.3%	12.2%	15.3%
Per common share (diluted)	0.81	1.52	1.07	1.32	4.04
Normalized adjusted operating earnings, before income taxes	226	235	223	255	981
Normalized adjusted operating earnings, after income taxes	195	195	186	222	821
Effective tax rate	13.7%	17.1%	16.9%	12.7%	16.3%
Per common share (diluted)	1.36	1.30	1.22	1.40	4.88

Impact of the Individual Life Transaction:
Adjusted operating earnings, before income taxes	(3)	(88)	(93)	(79)	(151)
Adjusted operating earnings, after income taxes	(1)	(70)	(74)	(63)	(120)
Effective tax rate	-0.3%	-1.5%	-4.3%	-4.2%	-1.4%
Per common share (diluted)	(0.02)	(0.46)	(0.48)	(0.40)	(0.71)
Normalized adjusted operating earnings, before income taxes	(47)	(45)	(68)	(64)	(280)
Normalized adjusted operating earnings, after income taxes	(36)	(36)	(54)	(50)	(221)
Effective tax rate	-2.0%	-0.9%	-1.7%	-2.5%	-1.9%
Per common share (diluted)	(0.26)	(0.24)	(0.35)	(0.31)	(1.32)

As reported beginning with December 31, 2019:
Adjusted operating earnings, before income taxes	122	190	101	159	651
Adjusted operating earnings, after income taxes	114	159	89	146	560
Effective tax rate	7.5%	16.2%	12.0%	8.0%	13.9%
Per common share (diluted)	0.79	1.06	0.59	0.92	3.33
Normalized adjusted operating earnings, before income taxes	179	190	155	191	701
Normalized adjusted operating earnings, after income taxes	159	159	132	172	600
Effective tax rate	11.7%	16.2%	15.2%	10.2%	14.4%
Per common share (diluted)	1.10	1.06	0.87	1.09	3.56